                       SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2002

                              HOME FEDERAL BANCORP
             (Exact name of registrant as specified in its charter)

                 United States                               35-1807839
         (State or other jurisdiction)                    (I.R.S. Employer
       of incorporation or organization)                 Identification No.)

   501 Washington Street, Columbus, Indiana                     47201
   (Address of Principal Executive Offices)                  (Zip Code)

        Registrants telephone number including area code: (812) 522-1592

                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         On March 27, 2002, Home Federal Bancorp of Columbus, Indiana issued a press release concerning the approval by the Board of Directors to pursue a stock buy back of up to 5% of its stock traded on NASDAQ under the symbol HOMF.

         Pursuant to General Instruction F to Form 8-K, the press release is incorporated herein by reference and is attached as Exhibit (99).

         Exhibits

         Exhibit (99) - Press Release Dated March 27, 2002

                      ___________________________________

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HOME FEDERAL BANCORP

Date:  March 27, 2002                     By: /s/John K. Keach. Jr.

                                          John K. Keach, Jr.
                                          Chairman of the Board
                                          President and Chief Executive Officer